Building a Leading ENT / Allergy  Specialty Company Co r p o r a t e  P r e s e n t a t i o n A p r i l   1 7 ,   2 0 2 3 Exhibit 99.1

2 Forward‐Looking Statements This presentation and our accompanying remarks contain “forward‐looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements  that are not historical facts are hereby identified as forward‐looking statements for this purpose and include, among others, statements relating to: the generation of XHANCE  prescriptions and net revenues and factors impacting the generation of future prescriptions and net revenues; prescription, net revenue and other business trends; impact of payor  utilization management criteria; projected GAAP operating expenses and stock‐based compensation for 2023; projected XHANCE net revenues for 2023; projected XHANCE average  net revenue per prescription for 2023; the potential impact of cash preservation measures; the potential benefits of XHANCE for the treatment of chronic sinusitis; the potential for  an sNDA submission acceptance decision from the FDA by the start of May 2023 and the potential for an FDA approval decision on the sNDA in December 2023; the potential for  XHANCE to be the first FDA‐approved drug treatment for chronic sinusitis and the potential market expansion opportunities and other benefits of obtaining such indication; our plan  to seek a partner to promote XHANCE in primary care and the prospects for, and potential benefits of, such potential partnership; and other statements regarding to our future  operations, financial performance, prospects, intentions, strategies, objectives and other future events. Forward‐looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could  cause actual results and events to differ materially and adversely from those indicated by such forward‐looking statements including, among others: impact of, and the uncertainties  caused by, physician and patient acceptance of XHANCE for its current and any potential future indication; our ability to maintain adequate third party reimbursement for XHANCE  (market access) including any potential future indication; our ability to efficiently generate XHANCE prescriptions and net revenues; the prevalence of chronic sinusitis and market  opportunities for XHANCE may be smaller than expected; unexpected costs and expenses; our ability to achieve our financial guidance; potential for varying interpretation of the  results from the ReOpen Program; uncertainties related to the clinical development program, regulatory actions and approval of XHANCE for the treatment of chronic sinusitis; our  ability to comply with the covenants and other terms of the A&R Pharmakon Note Purchase Agreement; our ability to continue as a going concern; risks and uncertainties relating to  intellectual property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10‐K and Form 10‐Q filings with the  Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward‐looking statements. Any  forward‐looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward‐looking statements,  whether as a result of new information, future developments or otherwise.

3 Key Takeaways Chronic sinusitis is a 10‐fold market opportunity for XHANCE  We refocused our strategy to prioritize the potential launch of  XHANCE as the first‐ever FDA approved drug treatment for CS Submitted sNDA in February ‐ acceptance decision by FDA  anticipated by the start of May 2023  Potential for sNDA approval in December 2023

Successful Development of XHANCE as the First FDA-approved Drug Treatment for Chronic Sinusitis Creates Multiple New Opportunities for Growth

Today

$1B TAM — optinose

Up to **~1 Million** patients with nasal polyps (NP) are treated by specialty physicians in our current sales deployment

With a CS Indication

$3B TAM — optinose

Up to **~3 Million** patients with either NP or CS are treated by specialty physicians in our current sales deployment

$10B TAM

Up to **~10 Million** patients with either NP (~3M) or CS (~7M) are treated by a specialty or PCP physician annually

For a Partner, there are **6 to 7 million** NP+CS patients currently treated by a Primary Care Physician plus **20 million** lapsed patients that could be activated into care

4

ReOpen Program

Combined Symptom Score (Co-Primary Endpoint)

Improvement in combined symptoms with XHANCE; Consistent with NAVIGATE I and II

ReOpen·1 study — LS Mean Change in CSS from Baseline to Week 4



CSS Point Reduction
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-1.8
-2.0
N = 110
N = 110
N = 107
-0.62
-1.58‡
-1.60‡
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID

ReOpen·2 study — LS Mean Change in CSS from Baseline to Week 4



CSS Point Reduction
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-1.8
-2.0
N = 75
N = 72
N = 73
-0.81
-1.54*
-1.74‡
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID

OPN-375 is XHANCE; BID, twice daily; CSNS, composite symptom nasal score.

*$P \leq .05$ vs EDS placebo.

‡$P \leq .001$ vs EDS-placebo.

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optinose

Average of Percentages of Opacified Volume (Ethmoid and Maxillary)

Objective Evidence of Effect in Sinus Cavities by CT Scan; Co-Primary Endpoint



ReOpen-1 study
LS Mean Change in APOV of the Ethmoid and Maxillary Sinuses from Baseline to Week 24
Percent Reduction
0
-1
-2
-3
-4
-5
-6
-7
N = 110
N = 110
N = 107
-1.60
-5.58*
-6.20*
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID



ReOpen-2 study
LS Mean Change in APOV of the Ethmoid and Maxillary Sinuses from Baseline to Week 24
Percent Reduction
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
1.19
N = 75
N = 72
N = 73
-7.00‡
-5.14†
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID

OPN-375 is XHANCE; BID, twice daily; CSNS, composite symptom nasal score.

*$P \leq .05$ vs EDS placebo.

†$P \leq .01$ vs EDS-placebo.

‡$P \leq .001$ vs EDS-placebo.

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optinose

8 CS Supplemental NDA ‐ Anticipated Next Steps    As planned, we submitted our supplemental new  drug application (sNDA) in pursuit of a new  indication in February 2023  ‐ Submission acceptance decision by FDA  anticipated by the start of May 2023 ‐ Assuming acceptance and a standard review  period FDA’s PDUFA action date should be in  December 2023

FY 2022 Performance

10 XHANCE New and Total Prescriptions XHANCE New Prescriptions were flat and Total Prescriptions for Full Year 2022     Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. The Market on this slide is defined as the sum of all intranasal steroid prescriptions based on monthly prescription data from third parties XHANCE NRx (in thousands) NRx for Intranasal Steroids Market increased 7% and TRx for Intranasal Steroids Market from Full Year 2021 to Full Year 2022  112.7  113.1  FY '21 FY '22 335.6  341.0  FY '21 FY '22 XHANCE Prescriptions (in thousands) +2%

11 FY 2022 XHANCE Net Revenue and Net Revenue per Prescription XHANCE Net Revenue increased 4% for Full Year 2022 and Average Net Revenue per TRx  increased from $219 to $224 for Full Year 2022    $73.7 $76.3 FY 2021 FY 2022 Net Revenue +4% ($M) $219  $224  FY 2021 FY 2022 +2% Average Net Revenue per TRx

2023 Outlook

13 Full Year and Q1 2023 Financial Guidance  Operating Expense (GAAP)  ‒ Actions taken to reduce FY 2023 operating expenses by ~$30 million  compared to FY 2022 actual of $123 million  ‒ Expected to be between $90 to $95 million; approximately $8 million of  which represents stock‐based compensation  XHANCE Net Revenue ‒ FY 2023 expected to be between $62 to $68 million ‒ FY 2023 expectation does not include net revenues from a CS launch  XHANCE Average Net Revenue per Prescription ‒ FY 2023 expected to be approximately $200

Closing Remarks

15 Key Takeaways Chronic sinusitis is a 10‐fold market opportunity for XHANCE  We refocused our strategy to prioritize the potential launch of  XHANCE as the first‐ever FDA approved drug treatment for CS Submitted sNDA in February ‐ acceptance decision by FDA  anticipated by the start of May 2023  Potential for sNDA approval in December 2023

16 Investor Relations – NASDAQ: OPTN Optinose Investor Contact Jonathan Neely,  VP, Investor Relations and  Business Development  267‐521‐0531  Investors@optinose.com As of December 31, 2022: – $94.2 million in cash – Debt: $130 million – 111.5 million common shares o/s – 43.6 million options, warrants & RSUs o/s investors@optinose.com www.optinose.com @optinose

Building a Leading ENT / Allergy  Specialty Company Co r p o r a t e  P r e s e n t a t i o n A p r i l   1 7 ,   2 0 2 3